UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23636

AFA Multi-Manager Credit Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

Registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: April 30

Date of reporting period: April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

AFA MULTI-MANAGER CREDIT FUND
(A Delaware Statutory Trust)

Annual Report

April 30, 2022

Table of Contents

Letter to Shareholders (unaudited)	2
Performance and Graphical Illustration (unaudited)	3
Schedule of Investments	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Statement of Cash Flows	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	21
Additional Information (unaudited)	22
Fund Management (unaudited)	23
Privacy Notice (unaudited)	26

AFA MULTI-MANAGER CREDIT FUND
Letter to Shareholders
April 30, 2022 (unaudited)

Dear Shareholders,

We are pleased to provide the annual report for the AFA Multi-Manager Credit Fund (the “Fund”) for the fiscal period that ended April 30, 2022.

The Fund was launched on June 30, 2021 in the midst of an uncertain economic backdrop. What started as a quiet market in July of 2021 quickly transitioned into a generationally high inflationary environment, a Federal Reserve on its back foot, and tragically war once again in Europe. The fiscal period ended with the Federal Reserve’s first interest rate hike since 2018 and the prospect of further increases over the coming quarters in an attempt to tame inflation and cool the surging labor market.

Over the abbreviated fiscal period, the Fund’s institutional share class (AMCLX) returned 3.59%,i which compared favorably to the 1.99% return of the Fund’s benchmark, the S&P LSTA US Leveraged Loan Index. It also compared favorably to the Bloomberg US High Yield Corporate Index, which returned -6.65%. The Fund was able to deliver its outperformance on significantly lower volatility than public fixed income indexes thanks to its primary focus on private credit strategies.

Assets under management ended the fiscal period at approximately $40 million, and the Fund was able to meet its 6% annualized quarterly distribution target during the fiscal period.

The Fund finished the fiscal period with eight funded investments and one undrawn Fund commitment. Throughout the fiscal period, the Fund added new investments to coincide with new client inflows. New investments have focused on our preferred market of small to mid-sized private credit managers that lend in less efficient sectors of the specialty finance market.

In the coming months, we expect to expand the investment lineup significantly to diversify exposure and add new sources of return. We will continue to prioritize private credit strategies in the asset-based lending sector, which we believe are more resilient to economic downturns than cash-flow based loans. We expect to augment the asset-based lending exposure with other specialty lending strategies and opportunistic investments capitalizing on the volatility in the market. Our pipeline of new private credit investments is robust, and we expect to deploy new capital into these strategies.

On this occasion we would like to thank all our current investors, our service providers, and all the people who have provided guidance and encouragement during the first year of the Fund’s operation. We believe the Fund is off to a solid start and we hope to deliver attractive returns for our investors in the coming years.

Sincerely,

Mike Dowdall, Portfolio Manager

Marco Hanig, Portfolio Manager

This material must be proceeded or accompanied by a prospectus. Diversification does not assure a profit nor protect against loss in a declining market.

[i]	Returns are net of all fees. Performance figures presented for the AFA Multi-Manager Credit Fund reflect the investment of an investor with an inception date of June 30, 2021. Actual performance results for a particular investor may vary from the performance stated herein as a result of, among other things, the timing of their investment(s). Past performance does not guarantee, and is not necessarily indicative of, future results. There can be no assurance that the Fund’s investment objective will be achieved, and investors may lose a portion or all of their investment in the Fund. The return and principal value of any investment will fluctuate over time. All investments carry a certain degree of risk and it is important for investors to routinely review their investment objectives, risk tolerance, tax objectives.

AFA MULTI-MANAGER CREDIT FUND
Performance and Graphical Illustration
April 30, 2022 (unaudited)

Fund / Indexes	Since Inception Cumulative (Commencement of Operations: July 1, 2021)
AFA Multi-Manager Credit Fund Institutional Class	3.59%
AFA Multi-Manager Credit Fund Investor Class	3.32%
S&P/LSTA Leveraged Loan Index	1.98%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call Alternative Fund Advisors at 800-452-6804.

The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index or benchmark.

Growth of an Assumed $1,000,000 Investment

This graph illustrates the hypothetical investment of $1,000,000 in the Fund, Institutional Class, from July 1, 2021 (Commencement of operations) to April 30, 2022. The Cumulative Total Return table and Growth of Assumed $1,000,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns are shown net of fees.

AFA MULTI-MANAGER CREDIT FUND
Schedule of Investments
April 30, 2022

	Geographic Region	Acquisition Date	Redemption Frequency	Notice Period (Days)	Cost	Fair Value	Percent of Net Assets
Investments in Investment Funds
Primary Investment Funds
Commercial Real Estate Bridge Lending (22.63%)
Alcova Capital Yield Premium Fund, L.P.(b)	North America	August 2021	N/A	90	$8,900,000	$8,961,951	22.63%
Diversified Asset-Based Lending (19.08%)
OHPC LP(a)(b)	North America	April 2022	Quarterly	90	7,500,000	7,556,809	19.08%
Ginnie Mae Early Buyout (5.64%)
Lynx EBO Fund II(B) SP(a)(b)	North America	October 2021	N/A	N/A	2,100,000	2,234,470	5.64%
Opportunistic Credit (8.22%)
Brigade Credit Fund II LP(a)(b)	North America	July 2021	Quarterly	60	3,200,000	3,255,489	8.22%
Residential Real Estate Development Lending (17.62%)
1 Sharpe Income ADV LP(a)(b)	North America	July 2021	Semi-Annual	90	6,700,000	6,978,017	17.62%
Structured Credit (18.27%)
Brigade Structured Credit Fund LP(a)(b)	North America	July 2021	Quarterly	60	3,200,000	3,253,471	8.22%
Serone Multi-Strategy Credit U.S. Feeder LP(a)(b)	North America	September 2021	Monthly	60	3,900,000	3,982,038	10.05%
Total Primary Investments (Cost $35,500,000) (91.46%)					35,500,000	36,222,245
Total Investments in Investment Funds (Cost $35,500,000) (91.46%)					35,500,000	36,222,245

Investments in Preferred Partnerships
Preferred Partnership Units
Healthcare Financing (15.15%)
CNH Finance LP, Preferred Unit, 9%, 6,000,000 Units (Maturity August 2023)(b)(c)	North America	August 2021	N/A	N/A	6,000,000	6,000,000	15.15%
Total Investment in Preferred Partnerships (Cost $6,000,000) (15.15%)					6,000,000	6,000,000

Short-Term Investments
Money Market Fund (1.90%)
Fidelity Colchester Street Trust - Treasury Portfolio - Class I, 0.29%, 751,898 Shares(d)					751,898	751,898	1.90%
Total Short-Term Investments (Cost $751,898) (1.90%)					751,898	751,898

Total Investments (Cost $42,251,898) (108.51%)						$42,974,143
Liabilities in excess of other assets (-8.51%)						(3,370,498)
Net Assets — 100.00%						$39,603,645

[a]	Non-income producing.

[b]	Investment Funds are restricted as to resale.

[c]	Value was determined using significant unobservable inputs.

[d]	The rate quoted is the annualized seven-day yield of the fund at the period end.

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Schedule of Investments (continued)
April 30, 2022

Summary by Investment Type	Value	% of Net Assets
Commercial Real Estate Bridge Lending	$8,961,951	22.63
Diversified Asset-Based Lending	7,556,809	19.08
Ginnie Mae Early Buyout	2,234,470	5.64
Healthcare Financing	6,000,000	15.15
Opportunistic Credit	3,255,489	8.22
Residential Real Estate Development Lending	6,978,017	17.62
Structured Credit	7,235,509	18.27
Short-Term Investments	751,898	1.90
Total Investments	42,974,143	108.51
Liabilities in excess of other assets	(3,370,498)	-8.51
Total	$39,603,645	100.00

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Statement of Assets and Liabilities
April 30, 2022

Assets:
Investments, at value (cost $42,251,898)	$42,974,143
Receivables:
Interest	45,198
Due from investment manager (see note 5)	762
Deferred offering costs (see note 2)	21,270
Prepaid expenses	110,976
Total assets	43,152,349

Liabilities:
Payables:
Credit facility (see note 12)	3,400,000
Professional fees	94,863
Accounting and administrative fees	20,918
Interest payable	11,293
Transfer agent fees and expenses	8,012
Trustee fees	7,500
Custody fees	1,444
Shareholder servicing fees (Investor Class) (see note 5)	41
Accrued other expenses	4,633
Total liabilities	3,548,704
Net assets	$39,603,645

Net assets consist of:
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$39,573,843
Total distributable earnings	29,802
Net assets	$39,603,645

Net assets:
Investor Class	$20,513
Institutional Class	39,583,132

Shares outstanding:
Investor Class	2,076
Institutional Class	4,000,261

Net asset value per share:
Investor Class	$9.88
Institutional Class	9.90

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Statement of Operations
Reflects Operations for the Period from July 1, 2021 (commencement of operations) to April 30, 2022

Investment income:
Interest income	$397,946
Dividend income	469,897
Total investment income	867,843

Expenses:
Investment management fee (see note 5)	320,388
Professional fees	160,603
Offering costs (see note 2)	109,212
Accounting and administrative fees	69,206
Transfer agent fees and expenses	46,067
Trustee fees	30,000
Organizational expenses	26,602
Chief compliance officer fees	16,489
Interest expense	13,843
Shareholder reporting fees	8,016
Insurance expense	6,571
Custody fees	6,427
Registration fees	1,649
Shareholder servicing fees (Investor Class) (see note 5)	43
Other expenses	16,237
Total expenses:	831,353
Expenses voluntarily waived by investment manager (see note 5)*	(15,399)
Expenses contractually waived by investment manager (see note 5)	(533,020)
Net expenses	282,934
Net investment income	584,909

Net realized and unrealized gain (loss):
Net realized loss on:
Investments	(88,938)
Net change in unrealized appreciation on:
Investments	722,245
Net realized and unrealized gain	633,307
Net increase in net assets resulting from operations	$1,218,216

*	Includes $2 waived from the Investor Class shareholder servicing fees.

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Statement of Changes in Net Assets

Period Ended April 30, 2022[1]
Increase in net assets resulting from operations:
Net investment income	$584,909
Net realized loss	(88,938)
Net change in unrealized appreciation	722,245
Net increase in net assets resulting from operations	1,218,216

Distributions to shareholders:
Investor Class	(690)
Institutional Class	(1,207,501)
Total distributions to shareholders	(1,208,191)

Return of capital to shareholders:
Investor Class	(211)
Institutional Class	(407,358)
Total return of capital to shareholders	(407,569)

Capital transactions:
Proceeds from shares sold:
Investor Class	20,000
Institutional Class	38,791,899
Reinvestment of distributions:
Investor Class	750
Institutional Class	1,088,540
Net increase in net assets from capital transactions	39,901,189

Total increase in net assets	39,503,645

Net assets:
Beginning of period	100,000 [2]
End of period	$39,603,645

Capital share transactions:
Shares sold:
Investor Class	2,000
Institutional Class	3,880,289
Shares reinvested:
Investor Class	76
Institutional Class	109,972
Net increase from capital share transactions	3,992,337

[1]

Reflects operations for the period from July 1, 2021 (Commencement of operations) to April 30, 2022. Prior to the inception date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

[2]	The investment adviser made the initial share purchase of $100,000 on April 29, 2021. The total initial share purchase of $100,000 included 10,000 shares which were purchased at $10.00 per share.

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Statement of Cash Flows
Reflects Operations for the Period from July 1, 2021 (commencement of operations) to April 30, 2022

Cash flows from operating activities:
Net increase in net assets from operations	$1,218,216
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(55,387,727)
Proceeds from redemptions, sales, or other dispositions of investments	13,046,891
Net realized loss on investments	88,938
Net change in unrealized appreciation on:
Investments	(722,245)
Change in operating assets and liabilities:
Assets:
Interest	(45,198)
Deferred offering costs	(21,270)
Due from investment manager	(762)
Prepaid expenses	(110,976)
Liabilities:
Custody fees	1,444
Accounting and administration fees	20,918
Professional fees	94,863
Transfer agent fees and expenses	8,012
Shareholder servicing fees (Investor Class)	41
Trustee fees	7,500
Interest payable	11,293
Accrued other expenses	4,633
Net cash used in operating activities	(41,785,429)

Cash flows from financing activities:
Proceeds from credit facility	3,400,000
Proceeds from shares sold	38,811,899
Cash distributions paid, net of reinvestments	(526,470)

Net cash provided by financing activities	41,685,429

Net change in cash and cash equivalents	(100,000)

Cash and cash equivalents at beginning of period	100,000 [1]

Cash and cash equivalents at end of period	$—

Supplemental disclosure of cash activity:
Interest paid on borrowings	$2,550

Supplemental disclosure of non-cash activity:
Reinvestments of distributions	$1,089,290

[1]	The investment adviser made the initial share purchase of $100,000 on April 29, 2021. The total initial share purchase of $100,000 included 10,000 shares which were purchased at $10.00 per share.

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Financial Highlights
For a Share of Common Stock Outstanding Throughout the Periods Indicated

Period ending April 30,	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Distributions to shareholders from return of capital	Total distributions	Net asset value, end of period	Total return[2,3]	Gross expenses[4,5]	Net expenses[4,5,6]	Net investment income[4,6]	Net assets, end of period (in thousands)	Portfolio turnover rate[3]
Investor Class
2022[7]	$10.00	$0.14	$0.19	$0.33	$(0.30)	$(0.02)	$(0.13)	$(0.45)	$9.88	3.32%	3.09%	1.21%	1.70%	$21	9%
Institutional Class
2022[7]	10.00	0.17	0.18	0.35	(0.30)	(0.02)	(0.13)	(0.45)	9.90	3.59	2.84	0.97	2.01	39,583	9

[1]	Based on average shares outstanding during the period.

[2]

Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period. The return would have been lower if certain expenses had not been waived or reimbursed by the investment manager.

[3]	Not annualized for periods less than one year.

[4]	Annualized for periods less than one year, with the exception of non-recurring organizational costs.

[5]	Percentages shown include interest expense. Gross and net expense ratios, respectively, excluding interest expense and commitment fees are as follows:

	Gross Expenses[4]	Net Expenses[4]
Investor Class
2022	3.01%	1.14%
Institutional Class
2022	2.77%	0.90

[6]

The contractual and voluntary fee and expense waivers are reflected in both the net expense and net investment income ratios (see note 5). For the period ending April 30, 2022, the contractual and voluntary fee and expense waivers amounted to $533,020, or 1.83%, and $15,399, or 0.05%, respectively.

[7]	Reflects operations for the period from July 1, 2021 (Commencement of operations) to April 30, 2022.

Credit Facility, period ended April 30:	2022
Senior securities, end of period (000’s)	$3,400
Asset coverage, per $1,000 of senior security principal amount	12,648
Asset coverage ratio of senior securities	1265%

See accompanying Notes to Financial Statements.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements
April 30, 2022

1. Organization

AFA Multi-Manager Credit Fund (the “Fund”) was established as a Delaware statutory trust on January 27, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act. The Fund commenced operations on July 1, 2021.

The Fund’s primary investment objective is to provide a high level of current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets including any borrowings for investment purposes, either directly or indirectly, in a range of private and public credit securities and other credit-related investments. The Fund is a “fund of funds” that intends to allocate its assets primarily among a range of investment vehicles (“Investment Funds”) that are managed by a select group of experienced institutional managers (“Underlying Managers”) identified for their expertise in implementing various credit strategies. In addition, the Fund may access Underlying Managers indirectly through structured notes, swaps or other derivative instruments paying a return linked to the performance of an Investment Fund.

Alternative Fund Advisors, LLC (the “Investment Manager”), an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended, serves as the investment adviser of the Fund. Aon Investments USA Inc. (the “Sub-Adviser) serves as the sub-adviser to the Fund.

The Board of Trustees of the Fund (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates — The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Income Recognition and Expenses — Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) (see Note 5).

Distributions to Shareholders — The Fund intends to make quarterly distributions to shareholders equal to 6% annually of the Fund’s net asset value (“NAV”) per share. This predetermined dividend rate may be modified by the Board from time to time. The character of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Investment Valuation — Pursuant to the Fund’s valuation policies, the Board has delegated to the Investment Manager the general responsibility for valuation of the investments subject to oversight of the valuation committee appointed by the Board (the “Valuation Committee”). The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, generally at an amount equal to the NAV of the Fund’s investment in the Investment Funds as determined by the Investment Fund’s general partner or investment manager. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with ASC 946. Preferred Partnership Units are reported in the Fund’s Statement of Assets and Liabilities at fair value based on the initial capital contribution, subject to certain revisions, such as material changes in the terms of the Preferred Partnership Units or if the Investment Manager becomes aware of any fundamental change that is not reflected in the initial capital contribution. Investments in Preferred Partnership

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2022

Units are categorized in Level 3 of the fair value hierarchy. Because of the inherent uncertainty of valuations of the investments in the Investment Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Investment Funds existed, and the differences could be material. In accordance with its valuation policies, if no such information is available, or if such information is deemed to not be reflective of fair value by the Investment Manager, an estimated fair value is determined in good faith by the Investment Manager pursuant to the Fund’s valuation procedures. All adjustments to fair value made by the Investment Manager are reviewed and approved by the Fund’s Valuation Committee, subject to Board approval. Investments in open-end investment companies, including money market funds, are valued at their reported NAV per share.

Organizational and Offering Costs — Organizational expenses consist of costs incurred to establish the Fund and enable it to legally do business. These expenses are paid by the Fund and charged to expenses as incurred. Offering costs include registration fees and fees regarding the preparation and printing of the initial registration statement. Offering costs are accounted for as deferred costs until operations begin and are then amortized over twelve months on a straight-line basis. As of April 30, 2022, the Fund incurred $68,693 in organizational expenses, of which $26,202 was incurred prior to the commencement of operations, which have been expensed as incurred but are subject to the Fund’s Expense Limitation Agreement (see Note 5). As of April 30, 2022, $21,270 of offering costs remains as an unamortized deferred asset, while $109,212 has been expensed subject to the Fund’s Expense Limitation Agreement.

Federal Income Taxes — The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund utilizes a tax-year end of October 31 and the Fund’s income and federal excise tax returns and all financial records supporting the prior year returns are subject to examination by the federal and Delaware revenue authorities. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of April 30, 2022.

3. Capital Stock

Shares of beneficial interest of the Fund (“Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended. The SEC has granted the Fund exemptive relief permitting the Fund to offer multiple classes of Shares. The Fund’s registration statement allows it to offer two classes of Shares designated as Investor Class (“Investor Class Shares”) and Institutional Class (“Institutional Class Shares”). Investor Class Shares and Institutional Class Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment by any investor in the Investor Class Shares is $25,000 and the minimum initial investment by any investor in Institutional Class Shares is $1,000,000. However, the Fund, in its sole discretion, may accept investments below the specified minimums. The following groups of investors are eligible to purchase Institutional Class Shares without any initial minimum investment requirement:

●	defined benefit plans, endowments and foundations, investment companies, and other institutional investors not specifically enumerated;

●

accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, provided that the minimum aggregate value of such accounts is $1,000,000, or that in the Fund’s opinion there is adequate intent to reach such aggregate value within 12 months;

●	principals and employees of the Investment Manager, the Sub-Adviser, the Underlying Managers or their respective affiliates and their immediate family members.

Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2022

Neither Investor Class Shares nor Institutional Class Shares are subject to an initial sales charge.

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the shareholders’ desire for liquidity.

The Fund has adopted a fundamental policy to conduct quarterly repurchase offers at NAV. The Fund will offer to repurchase 5% of the Fund’s Shares, unless the Board has approved a different amount (between 5% and 25% of its outstanding Shares for a particular repurchase offer).

During the period ended April 30, 2022, the Fund had three Repurchase Offers as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
October 8, 2021	November 8, 2021	5%	—%[1]	—	[1]
January 10, 2022	February 8, 2022	5%	—%[1]	—	[1]
April 6, 2022	May 6, 2022	5%	0%[2]	18,177

[1]	No shares repurchased.

[2]	Rounds to less than 0.5%.

4. Fair Value Disclosures

U.S. GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 – unadjusted quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including inputs that are not derived from market data or cannot be corroborated by market data and when the investment is not redeemable in the near term.

Investments in Investment Funds are reported in the Fund’s Statement of Assets and Liabilities at NAV per share (or its equivalent) without further adjustment, as a practical expedient of fair value and therefore these investments are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a privately offered investment represents the amount that the Fund could reasonably expect to receive from the Investment Fund if the Fund’s investment is withdrawn at the measurement date based on NAV. These investments are redeemable at NAV under the original terms of the Fund’s agreements and/or subscription agreements and based on the operations of the Investment Funds. However, it is possible that these redemption rights may be restricted or eliminated by the Investment Funds in the future in accordance with the Investment Fund agreements.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2022

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs used to value the Fund’s assets and liabilities as of April 30, 2022:

Investments	Level 1	Level 2	Level 3	NAV as a Practical Expedient	Total
Short-Term Investments	$751,898	$—	$—	$—	$751,898
Preferred Partnership Units	—	—	6,000,000	—	6,000,000
Primary Investment Funds	—	—	—	36,222,245	36,222,245
Total	$751,898	$—	$6,000,000	$36,222,245	$42,974,143

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

Beginning balance July 1, 2021	Transfers into Level 3	Transfers out of Level 3	Total realized gain/(loss)	Total unrealized appreciation/ (depreciation)	Purchases	Sales	Balance as of April 30, 2022
$—	$—	$—	$—	$—	$6,000,000	$—	$6,000,000

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of April 30, 2022:

Investment Type	Fair Value April 30, 2022	Valuation Methodologies	Unobservable Input*	Input Range
Preferred Partnership Units	$6,000,000	Market	Transaction Price	N/A

*	The impact on valuation from an increase in input would be an increase.

5. Investment Management Fee and Other Expenses

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager for an initial two-year term ending April 21, 2023. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly investment management fee (“Investment Management Fee”) at the rates set forth below, payable monthly in arrears, accrued daily based upon the Fund’s average daily net assets.

Average Daily Net Assets of the Fund	Investment Management Fee (Annualized Rate)
First $500 million	1.10%
Over $500 million to $1 billion	1.05%
Over $1 billion	1.00%

The Investment Management Fee will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. For the period beginning July 1, 2021 (commencement of operations) and ended April 30, 2022, the Fund incurred $320,388 in Investment Management Fees.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2022

The Fund has entered into a sub-advisory agreement with the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”), under which the Sub-Adviser receives a portfolio management fee paid by the Investment Manager out of the Investment Management Fee at the rates set forth below, provided, that the minimum annual portfolio management fee paid to the Sub-Adviser under the Sub-Advisory Agreement will not be less than $100,000.

Average Daily Net Assets of the Fund	Fees (Annualized Rate)
First $500 million	0.20%
Over $500 million to $1 billion	0.15%
Over $1 billion	0.10%

Pursuant to the Fund’s Expense Limitation Agreement, the Investment Manager has agreed to assume expenses of the Fund (a “Reimbursement”) if required to ensure the total annual expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses, defined herein as the “Operating Expenses”) do not exceed 1.20% and 0.95% of the average daily net assets of Investor Class Shares and Institutional Class Shares, respectively. For a period not to exceed three years from the date on which a waiver is made, the Investment Manager may recoup amounts waived or assumed, provided such recoupment will not cause the Fund’s total annual expenses to exceed the lesser of the expense limit in effect at the time of the waiver or the expense limit in effect at the time of recapture. The Expense Limitation Agreement has an initial one-year term, ending one year from the commencement of operations. Neither the Fund nor the Investment Manager may terminate the Expense Limitation Agreement during the initial term. During the period ended April 30, 2022, the Investment Manager waived $533,020 in Investment Management Fees under the Expense Limitation Agreement. In addition, effective March 17, 22, 2022 through March 31, 2022, the Investment Manager agreed to voluntarily waive all Operating Expenses in the amount of $15,399 that are not subject to recoupment.

The following amounts are subject to recapture by the Investment Manager by the following dates:

4/29/2024	4/30/2025
$49,591	$533,020

Pursuant to the Fund’s distribution agreement (the “Distribution Agreement”), Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Distributor may retain additional unaffiliated broker-dealers to assist in the distribution of Fund Shares. Under the Distribution Agreement, the Fund pays a distribution and servicing fee (“Distribution and Servicing Fee”) of up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Investor Class Shares to the Distributor or other qualified recipients. The Distribution and Servicing Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund.

Vigilant Compliance, LLC provides chief compliance officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the period ended April 30, 2022 are reported on the Statement of Operations.

The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide administrative services and to assist with operational needs. In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services.

A trustee and an officer of the Fund are employees of the Administrator. The Fund does not compensate the trustee or officer affiliated with the Administrator. For the period ended April 30, 2022, the Fund’s allocated fees incurred for trustees are reported on the Statement of Operations.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2022

UMB Bank, n.a. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a minimum monthly custodian fee.

6. Investment Transactions

For the period ended April 30, 2022, purchases and sales of investments, excluding short-term investments, were $44,543,799 and sales of $2,954,861 in the Fund.

7. Federal Income Taxes

Accounting for Uncertainty in Income Taxes requires management of the Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last three tax years and the interim tax period since then). The Fund did not have any examinations in progress during the period ended April 30, 2022. Management of the Fund reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Fund’s reported net assets or results of operations as of and during the period ended April 30, 2022. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

At April 30, 2022, gross unrealized appreciation of investments owned by the Fund, based on cost for federal income tax purposes was as follows:

Cost of investments	$42,177,924
Gross unrealized appreciation	796,219
Gross unrealized appreciation	—
Net unrealized appreciation	$796,219

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in investment transactions.

GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the tax year ended October 31, 2021, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$(19,777)	$19,777

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2022

As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax distributable earnings	—
Accumulated capital and other losses	(18,662)
Unrealized appreciation on investments	404,196
Total distributable earnings	$385,534

The tax character of the distribution paid during the tax year ended October 31, 2021 were as follows:

Distributions paid from:	2021
Ordinary income	$68,876
Net long term capital gains	—
Return of capital	407,569
Total distributions paid	$476,445

8. Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

9. Principal Risks

General Economic and Market Conditions. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Repurchase Offers; Limited Liquidity. The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% and not more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Borrowing, Use of Leverage. The Fund may leverage its investments by “borrowing.” The use of leverage increases both risk of loss and profit potential. The Investment Manager and/or Sub-Adviser may cause the Fund to use various methods to leverage investments, including (i) borrowing, (ii) swap agreements or other derivative instruments, (iii) use of short sales, or (iv) a combination of these methods. The Fund expects that under normal business conditions it will utilize a combination of

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2022

the leverage methods described above. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets less all liabilities not represented by such indebtedness. The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders.

Additionally, Investment Funds may leverage their trading (and in certain cases, at significant levels) through borrowings from banks and other lenders to leverage investments, utilize futures, forwards, swaps and other derivatives to acquire leverage, finance investments through repurchase agreements, total return swaps and options and trade securities and derivatives on margin. The use of leverage increases risk and generates interest expense, but also may increase the investment return. For example, when an Investment Fund is leveraged, a small increase or decrease in the value of the Investment Fund’s investments will result in a larger increase or decrease, respectively, in the NAV of the Underlying Manager’s investments than would otherwise be the case.

Non-Diversified Status. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Large Shareholder Transactions Risk. Shares of the Fund may be offered to certain other investment companies, large retirement plans and other large investors such as advisory firms that exercise control over a large number of individual investor accounts. As a result, the Fund is subject to the risk that those shareholders may purchase or redeem a large amount of Shares of the Fund. To satisfy such large shareholder redemptions, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, large purchases of Fund Shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large shareholder activity could also generate increased transaction costs and cause adverse tax consequences.

Risks of Securities Activities of the Fund and Underlying Managers. The Fund and the Underlying Managers will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Investment Manager and/or Sub-Adviser will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the shareholders will not suffer losses.

Alternative Investments Risk. Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. An investment in alternative investment products is speculative, involves substantial risks, and should not constitute a complete investment program.

Asset Allocation Risk. The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and strategies. Such allocation could result in the Fund holding asset classes or investments that perform poorly or underperform other asset classes, strategies or available investments.

Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts in which the Fund may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may,

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2022

together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any exchanges on which its positions trade or of the clearinghouses for those exchanges.

Pandemic Risk. The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the marketplace, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

Counterparty Credit Risk. Many of the markets in which the Fund effects its transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent the Fund invests in swaps, derivative or synthetic instruments, or other over the counter transactions, on these markets, the Fund is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating its investments with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Fraud Risk. Of paramount concern in loan investments is the possibility of material misrepresentation or omission on the part of the borrower or loan seller. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on the collateral securing the loan. The Fund will rely upon the accuracy and completeness of representations made by borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness.

10. Commitments

As of April 30, 2022, the Fund had outstanding investment commitments to Investment Funds that have not yet called capital in the amount of $8,000,000.

AFA MULTI-MANAGER CREDIT FUND
Notes to Financial Statements (continued)
April 30, 2022

The following table represents investment strategies, unfunded commitments and redemptive securities of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of April 30, 2022:

Investment Fund	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period (Days)	Lock-Up Period (Months)
1 Sharpe Income ADV LP	$6,978,017	$—	Semi-Annual	90	12
Alcova Capital Yield Premium Fund, L.P.	8,961,951	—	N/A	90	18	[1]
Brigade Credit Fund II LP	3,255,489	—	Quarterly	60	12	[2]
Brigade Structured Credit Fund LP	3,253,471	—	Quarterly	60	N/A	[3]
Lynx EBO Fund II(B) SPC	2,234,470	—	N/A	N/A	N/A
OHPC LP	7,556,809	—	Quarterly	90	12
Serone Multi-Strategy Credit U.S. Feeder LP	3,982,038	—	Monthly	60	12	[3]
Total	$36,222,245	$—

[1]

Upon submitting a redemption notice, limited partners will become a liquidating investor. Interest and principal are returned for the investments in which the fund has invested, and shall not be reinvested in the fund thereafter.

[2]	Redemptions permitted prior to the expiration of the initial lock-up period, subject to an early redemption fee.

[3]	Redemption provisions limit the amount redeemable on a given redemption date, and could require multiple periods to fully redeem.

11. Beneficial Ownership & Related Party Transactions

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of April 30, 2022, an investor owned approximately 65% of the Fund. This entity is an affiliate of the Fund and may be deemed to be affiliated with the Investment Manager.

12. Revolving Credit Facility

Effective March 25, 2022, the Fund entered into a secured, revolving line of credit facility with NexBank (the “Credit Facility”) with a stated initial maturity date of March 25, 2023, and an option for the borrower to extend the maturity date until March 25, 2024 if certain conditions are met. The Fund may borrow an amount up to the lesser of the Credit Facility maximum commitment financing of $10,000,000 or one-third of the value of its total net assets less liabilities not represented by the Credit Facility payable for borrowings. The interest rate on borrowings from the Credit Facility is equal to 1-month US Treasury Yield plus 4.25% per annum with a floor rate of 4.50%. During the period ended April 30, 2022, the average principal balance outstanding and related average interest rate was approximately $3,400,000 and 4.52% per annum, respectively, and the maximum outstanding balance of the Credit Facility was $3,400,000. At April 30, 2022, the principal balance outstanding was $3,400,000 at an interest rate of 4.50% per annum.

13. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements and has identified the following for disclosure in the Fund’s subsequent events:

On May 6, 2022, the Fund completed a quarterly Repurchase Offer (see Note 3) resulting in 18,177 of the Fund’s Shares being repurchased.

AFA MULTI-MANAGER CREDIT FUND
Report of Independent Registered Public Accounting Firm
April 30, 2022

To the Shareholders and Board of Trustees of
AFA Multi-Manager Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AFA Multi-Manager Credit Fund (the “Fund”) as of April 30, 2022, the related statements of operations, cash flows, and changes in net assets, and the financial highlights for the period July 1, 2021 (commencement of operations) through April 30, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations, cash flows, and changes in net assets, and the financial highlights for the period July 1, 2021 (commencement of operations) through April 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian, brokers, and underlying fund managers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.
Chicago, Illinois
June 29, 2022

AFA MULTI-MANAGER CREDIT FUND
Additional Information
April 30, 2022 (unaudited)

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available, without charge and upon request, on the SEC’s website at www.sec.gov.

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies as well as information regarding how the Fund voted proxies for portfolio securities is available without charge and upon request by calling 844-440-4450 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Tax Information

For the tax year ended October 31, 2021, 0% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as qualified dividend income.

For the tax year ended October 31, 2021, 0% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.

AFA MULTI-MANAGER CREDIT FUND
Fund Management
April 30, 2022 (unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board

INDEPENDENT TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Chairman since May 2019; Trustee Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998-2002).	15	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 -2009).	15	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since September 2021	Managing Director, Veritable LP (investment advisory firm) (2016 – Present); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	13	Trustee, Quaker Investment Trust (5 portfolios) (registered investment company).

AFA MULTI-MANAGER CREDIT FUND
Fund Management (continued)
April 30, 2022 (unaudited)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2020	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007 – present). President, Investment Managers Series Trust II (registered investment company) (2013 – Present); Treasurer, American Independence Funds Trust (registered investment company) (2016 – 2018); Treasurer, Commonwealth International Series Trust (registered investment company) (2010 – 2015).	15	Trustee, Investment Managers Series Trust II (19 portfolios) (registered investment company).
Marco Hanig Year of Birth:1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Managing Principal of Alternative Fund Advisors, LLC (2020 – present); Principal of AQR Capital Management, LLC (2008 – 2019); President, AQR Funds (2008 – 2019), Trustee, AQR Funds (2014 – 2019).	N/A	N/A

AFA MULTI-MANAGER CREDIT FUND
Fund Management (continued)
April 30, 2022 (unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Rafi Labourdette Year of Birth: 1981 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Financial and Operating Officer, Alternative Fund Advisors, LLC (2021 – Present); Vice President, Finance, Fiera Capital Inc. (2016 – 2020).	N/A	N/A
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since 2021

Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present); Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm( (2017 – 2018); Chief Compliance Officer, Dialect Capital Management, LP (investment advisory firm) (2008-2018).

				N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018

Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013); UMB Fund Services, Inc.

				N/A	N/A

*

As of March 31, 2022, the fund complex consists of the Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Asset Fund, Corbin Multi-Asset Strategy Fund, LLC, First Trust Alternative Opportunities Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, Keystone Private Income Fund, Optima Dynamic Alternatives Fund, Variant Alternative Income Fund and Variant Impact Fund.

**	Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Administrator.

AFA MULTI-MANAGER CREDIT FUND
Privacy Notice
April 30, 2022 (unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● Account balances

● Account transactions

● Transaction history

● Wire transfer instructions

● Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-440-4450

AFA MULTI-MANAGER CREDIT FUND
Privacy Notice (continued)
April 30, 2022 (unaudited)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make a wire transfer

● Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Alternative Fund Advisor LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

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Investment Manager

Alternative Fund Advisors, LLC
101 Federal Street, Suite 1900
Boston, MA 02110
Website: www.alternativefundadvisors.com

Custodian Bank

UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

Fund Administrator, Transfer Agent and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor

Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
151 N Franklin Street, Suite 575
Chicago, Illinois 60606

(b) Not applicable.

Item 2. Code of Ethics

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

The aggregate fees billed for professional services by the principal accountant during the registrant’s first fiscal year (from the registrant’s commencement of operations on July 1, 2021 through April 30, 2022) is as follows:

(a) Audit Fees for Registrant.

Fiscal year ended April 30, 2022	$30,000

(b) Audit-Related Fees for Registrant. These fees were billed by the principal accountant for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements.

Fiscal year ended April 30, 2022	None

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Fiscal year ended April 30, 2022	$7,000

(d) All Other Fees.

Fiscal year ended April 30, 2022	None

These are aggregate fees billed for the first fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal year ended April 30, 2022	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services provided to the registrant, including services provided to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant with respect to any engagement that directly relates to the operations and financial reporting of the registrant.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last fiscal year of the registrant was $0.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The AFA Multi-Manager Credit Fund (the “Fund”) invests substantially all of its investable assets in Underlying Funds (defined below). While it is unlikely that the Fund will receive notices or proxies from Underlying Funds (or receive proxy statements or similar notices in connection with any other portfolio securities), to the extent that the Fund does receive such notices or proxies and the Fund has voting interests in such Underlying Funds, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to Alternative Fund Advisors, LLC (the “Investment Manager”). The Investment Manager will vote such proxies in accordance with its proxy policies and procedures, described below.

The Fund operates as a “fund of funds” whereby the Fund’s assets are allocated primarily among a range of investment vehicles (“Underlying Funds”) that are managed by institutional asset management firms (“Underlying Managers”) chosen for their expertise in implementing various credit strategies. It is the responsibility of the Underlying Manager to vote any proxies related to securities owned by the Underlying Funds.

The Investment Manager votes proxies related to equity securities, if any, held in the Fund. Additionally, the Investment Manager may vote proxies or other matters on open end funds, closed end funds, BDCs, private funds and other vehicles, exchange traded notes or exchange traded funds in which it invests.

From time to time, the Investment Manager may be required to vote on a fixed income investment owned directly by the Fund. For most fixed income investments, the voting matters generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations. The Investment Manager does not have specific proxy voting policies or guidelines regarding categories of proxy matters submitted to fixed income security holders. Instead, the Investment Manager votes fixed income proxy matters on a case-by-case basis, taking into account the unique circumstances related to a particular borrower and other relevant factors.

Routine proxy matters associated with equity securities (including but not limited to electing boards of directors, selecting auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation) typically are voted in accordance with the recommendations of management of the issuer. In the event it is determined to be in the best interests of shareholders to vote against issuer management recommendations, the reasons for such determination will be documented. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Investment Manager will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of the Fund’s shareholders.

The Investment Manager may delegate responsibilities under the proxy policy to a third-party proxy voting service, however, no such delegation will relieve the Investment Manager of its responsibilities. The Investment Manager will retain final authority and fiduciary responsibility for such proxy voting.

The Investment Manager is responsible for monitoring proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Investment Manager is not responsible for voting proxies that are not received but will make reasonable efforts to obtain missing proxies. The Investment Manager may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 1 (844) 440-4450 or (ii) by visiting the SEC’s website at www.sec.gov.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following is biographical information about the members of the Investment Manager, who are primarily responsible for the day-to-day portfolio management of the Fund as of April 30, 2022:

Marco Hanig, Ph.D

Dr. Hanig is Managing and Founding Principal of the Investment Manager, is primarily responsible for investment policy of the Fund and has been a portfolio manager of the Fund since its inception. He leads the Investment Policy Committee, which is responsible for defining the broad investment parameters of the Fund, including, for example, the types of strategies to be employed and approval of the Underlying Managers recommended by the Fund’s sub-adviser. The Investment Policy Committee must unanimously approve each new sub-adviser. The Investment Policy Committee meets regularly to review portfolio holdings and discuss performance of the Underlying Funds. Prior to co-founding the Investment Manager in 2020, Mr. Hanig was a Principal of AQR Capital Management, where he started the firm’s mutual funds business in 2008. At various times, he served as President, CEO and Trustee of the AQR Funds, and as CEO of AQR Investments, AQR’s affiliated Broker Dealer. Prior to AQR, he was a Principal at William Blair & Company, where he served as President of the William Blair Funds and COO of the Investment Management Department. He began his career as a strategy consultant with Bain & Company. He received a Ph.D. in economics from MIT, and a B.A. in mathematics from University of Chicago.

Michael Dowdall, CFA

Mr. Dowdall is Chief Investment Officer and Principal of the Investment Manager, is primarily responsible for the day-to-day management of the Fund and has been a portfolio manager of the Fund since its inception. Mr. Dowdall manages the Fund consistent with the broad investment parameters established by the Investment Manager’s Investment Policy Committee. In addition to his responsibilities as member of the Investment Policy Committee, Mr. Dowdall is responsible for risk management and liquidity management for the Fund and for monitoring the performance of the Underlying Funds.

Prior to joining the Investment Manager in 2020, Mr. Dowdall was a Director and Portfolio Manager at BMO Global Asset Management, where he managed the US multi-asset and multi-alternative portfolios. Mr. Dowdall was a member of the firm’s Global Asset Allocation Committee where he led credit research and tactical positioning for the firm’s global multi-asset portfolios. Prior to BMO, Mr. Dowdall was an investment analyst at Lighthouse Partners, where he focused on allocating to fixed income and relative value hedge fund strategies. Mr. Dowdall is a member of the CFA Society of Chicago and has been a CFA charterholder since 2012. He received an MBA from the University of Chicago Booth School of Business and a Bachelor of Business Administration from Notre Dame.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about accounts, other than the Fund, of the personnel of the Investment Manager, who are primarily responsible for the day-to-day portfolio management (the “Portfolio Managers”) as of April 30, 2022:

	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
1. Marco Hanig	Registered Investment Companies:	-	$-	-	$-
	Other Pooled Investment Vehicles:	-	$-	-	$-
	Other Accounts:	-	$-	-	$-
2. Michael Dowdall	Registered Investment Companies:	-	$-	-	$-
	Other Pooled Investment Vehicles:	-	$-	-	$-
	Other Accounts:	-	$-	-	$-

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, Portfolio Managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises

(a)(3) Compensation Structure of Portfolio Manager

The compensation paid to Michael Dowdall, CFA includes a base salary fixed from year to year, a discretionary cash bonus and variable profit distributions from the Investment Manager. Marco Hanig, Ph.D. has an ownership interest in the Investment Manager and receives variable profit distributions from the Investment Manager. Mr. Dowdall’s and Mr. Hanig’s compensation are not tied to the Fund’s performance, except to the extent that the fee paid to the Investment Manager impacts the Investment Manager’s financial performance.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of April 30, 2022:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Marco Hanig	$500,001-$1,000,000
Michael Dowdall	$100,001-$500,000

(b) Not applicable

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(2)	Certifications pursuant to Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3)	Not applicable.

(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	AFA Multi-Manager Credit Fund

By	/s/ Marco Hanig
Title	Marco Hanig, Principal Executive Officer

Date	7/8/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Marco Hanig
Title	Marco Hanig, Principal Executive Officer

Date	7/8/2022

By	/s/ Rafi Labourdette
Title	Rafi Labourdette, Principal Financial Officer

Date	7/8/2022